                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:

         [X]  Preliminary Information Statement
         [ ]  Confidential, for Use of the Commission Only
              (as permitted by Rule 14c-5(d)(2))
         [ [  Definitive Information Statement


                              FLEXXTECH CORPORATION
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

[X]      No fee required
         Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1)       Title of each class of securities to which transaction applies:

2)       Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)       Proposed maximum aggregate value of transaction:

5)       Total fee paid:

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:
2)       Form, Schedule or Registration Statement No.:
3)       Filing Party: FLEXXTECH CORPORATION
4)       Date Filed:

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

ITEM 1:  INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14C

1.       Date, Time and Place of Meeting:

         (a) Action by Written Consent of Shareholders on or about December 6, 2002, at the Company's headquarters.

         Principal Executive Office of the Registrant:

         20902 Bake Parkway, Suite 112
         Lake Forest, California 92630

         Telephone:  (949) 460-7744

         (b) Approximate date on which the Written Consent was given to security holders:

         On or about December 6, 2002


6.       VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The Company reported in its Form 10-QSB Quarterly Report dated June 30, 2002 that it had approximately 28,266,425 shares of Common Stock outstanding, each of which was entitled to one vote on all matters to come before the stockholders. On November 6, 2002, the Company had 82,186,807 shares of Common Stock outstanding, each of which was entitled to one vote on all matters to come before the stockholders.

         The Company will solicit a written consent of shareholders from the seven larger shareholders of the Company who in the aggregate hold more than 50% of the Company's outstanding Common Stock, seeking their approval to amend the Company's Articles of Incorporation to change the Company's name to Paradigm Holdings, Inc. and to provide for 100,000 Shares of Preferred Stock, to be issued in series with such rights and preferences as may be set from time to time by the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT

         The following table sets forth, as of November 6, 2002, the amount and nature of beneficial ownership of each person known to be a beneficial owner of more than five percent of the issued and outstanding shares of our Company. The following information is based on 82,186,807 shares issued and outstanding as of November 6, 2002:

                                   (1)                            (2)                       (3)
                              Name and Address              Amount and Nature
         Title of             of Beneficial                 of Beneficial                 Percent
         Class                Owner                         Owner                         of Class
         -----------------------------------------------------------------------------------------

         Common            VLK Capital Corp. (1)               3,025,000                    3.681%
                           3620 NW Westside Road
                           McMinnville, OR 97128

         Common            Gregport Land and                     650,000                    0.791%
                           Investment (2)
                           3620 NW Westside Road
                           McMinnville, OR 97128

         Common            Greg Mardock (1)(2)                 2,283,000                    2.778%
                           3620 NW Westside Road
                           McMinnville, OR 97128

                                        2

         Common            Delaware Charter (IRA)             10,272,144                   12.499%
                           FBO Greg Mardock
                           3620 NW Westside road
                           McMinnville, OR 97128

         Common            Edward Fearon                       6,979,250                    8.492%
                           14908 Havenshire Place
                           Dallas, TX 75250

         Common            Western Cottonwood Corp.           20,000,000                   24.335%
                           5777 W. Century Blvd., Ste. 767
                           Los Angeles, CA 90045

-----------------
(1)      Greg Mardock is a shareholder, officer and director of VLK Capital
         Corp.
(2) Greg Mardock is a shareholder, officer and director of Gregport Land and Investment. The shares are owned by Gregport Land and Investment.

         The following table sets forth the amount and nature of beneficial ownership of each of the executive officers and directors of our Company. The information below is based on 82,186,807 shares issued and outstanding as of November 6, 2002.

         SECURITY OWNERSHIP OF MANAGEMENT

                           Name and                Amount and
                           Address of              Nature of
         Title of          Beneficial              Beneficial        Percent
         Class             Owner                   Owner             of Class
         -----------------------------------------------------------------------

         NOT AN OFFICER OF THE COMPANY
         -----------s------------------


         Common            Greg Mardock (1)        16,230,144        19.748%
                           3620 NW Westside Road
                           McMinnville, OR 97128


---------------------------
Officers & Directors as a Group                    16,230,144        19.748%

Greg Mardock is a shareholder, officer and director of Gregport Land and Investment and VLK Capital Corp. The shares are owned by Gregport Land and Investment and VLK Capital Corp.

11.      AUTHORIZATION OR ISSUANCE IF SECURITIES OTHERWISE THAN FOR EXCHANGE

         (a) 1 FOR 200 REVERSE STOCK SPLIT. The company's management seeks authorization through the use of Shareholders' Written Consents, to amend the Company's Articles of Incorporation to reverse split the Company's outstanding Common Stock on a one new common share for each 200 old common shares basis. All fractional shares resulting from such reverse stock split would be rounded up to the next whole common share.

                At November 6, 2002, the Company had 82,186,807 common shares outstanding. If the 1 for 200 reverse stock split were effectuated based on this number of shares outstanding, it would result in the reverse split of said 82,186,807 old common shares, into approximately 410,935 shares of reverse split new common shares.

         (b) AUTHORIZATION FOR 100,000 PREFERRED SHARES TO BE ISSUED IN
                SERIES FROM TIME TO TIME BY THE BOARD OF DIRECTORS. The Company's management seeks authorization through the use of Shareholders' Written Consent, to amend the Company's Articles of Incorporation to add a new provision authorizing the Company to issue up to 100,000 shares of Preferred Stock, said shares to be divided into such number or series as the Board of Directors may determine. The Board of Directors will be authorized by the amendment to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred stock, and to fix the number of shares of any series of preferred stock and the designation of any such series of preferred stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, will have the power to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series, subsequent to the issue of shares of that series.

         Upon amendment of the Company's Articles of Incorporation, the Board of Directors plans to authorize and create a class of Series A Convertible Preferred Stock, providing for the issuance of up to 1000 Series A Convertible Preferred Shares. The Series A Convertible Preferred Stock will not have any voting rights. There is no restriction on the repurchase or redemption of Series A Convertible Preferred Shares by the Company.

         The Series A Preferred will be convertible, in whole or in part at the option of the holder, into shares of the Common Stock of Flexxtech. Each one share of Series A Preferred will be convertible into the number of shares of Flexxtech Common Stock obtained by dividing $10,000 by 85% of the average of the lowest three intra day bids for Flexxtech's Common Stock on the primary exchange or public market in what Flexxtech's Common Stock is listed, over the ten trading days immediately preceding the conversion date, and multiplying the result by 120%. Fractional common shares on conversion will be rounded to the nearest whole share.

         The Series A Preferred will have a liquidation preference equal to $15,000 per Series A share, after which each share will share on a pro rata basis with the Common Stock, based upon the number of shares into which the Series A Preferred would have been convertible on the date of liquidation, distribution of assets, dissolution or winding up. The Series A Preferred will also have various other anti-dilution protections.

         The Company at its sole discretion, will have the option to redeem all of part of the Series A Preferred at a redemption price equal to the greater of $12,000 per share, or the market value of the Common Stock into which the Series A Preferred is convertible on the date of redemption. 142.50 of these Series A Convertible Preferred Shares will be issued to two shareholders of Paradigm Cabling Systems, Inc., in acquisition of an 80% interest in Paradigm, and 200 of these Series A Convertible Preferred Shareholders will be issued to Western Cottonwood Corporation, in conversion and liquidation of $2,000,000 in outstanding company debt.

         The Company hereby incorporates by reference its Form 8K/A filing on November 7, 2002, which describes in detail these two transactions. Attached hereto is a copy of said Form 8K/A filing of November 7, 2002.

         The terms of the future series of the Preferred Stock to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters will be determined by the Board of Directors.

         (c) CHANGE OF NAME TO PARADIGM HOLDINGS, INC. The Company will also seek approval from a majority of the shareholders through the use of such written consents to amend the Company's Articles of Incorporation to change the name of the Company to Paradigm Holdings, Inc.

19.      AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

         (a) The Company's management believes the Company has too many shares of Common Stock outstanding, which impacts negatively in management's view on the trading range in public markets for the Company's Common Stock. The Company proposes to amend its Articles of Incorporation to effectuate a 1 for 200 reverse split of the Company's Common Stock.

         (b) The Company has acquired an 80% interest in Paradigm Cabling Systems, Inc., a privately held company, on terms which require the Company to amend its Articles to create a class of Preferred Stock. At the same time, management believes there will be opportunities for the Company to acquire additional business in the future, and therefore is seeking an amendment to the Articles of Incorporation that provide for the issuance of additional series of Preferred Stock in the future. As a result, management has determined that the Company should amend its Articles of Incorporation to provide for the issuance of up 100,000 shares of Preferred Stock, in series and with such terms as may be set from time to time by the Board of Directors, and also to change the name of the corporation to Paradigm Holdings, Inc.

         (c) Management has elected to obtain shareholder approval of a proposed amendment to its Articles of Incorporation to this effect, by obtaining the Written Consent of 7 Shareholders who in the aggregate own more than 50% of the Company's Common Stock, and can thereby provide the necessary consent of a majority in interest of the shareholders to the proposed amendment.

21.      VOTING PROCEDURES

Management plans to contact 7 Shareholders who in the aggregate hold more than 50% of the Company's outstanding stock, and obtained the Written Consent from each to amend the Articles of Incorporation to reverse split outstanding Common Stock on a 1 new share for each 200 old shares of Common Stock basis, to provide authorization for 100,000 shares of Preferred Stock, and to change the Company's name to Paradigm Holdings, Inc..



ITEM 2.  STATEMENT THAT PROXIES ARE NOT SOLICITED

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON.

         (a) No substantial interest, direct or indirect, by security holdings, or otherwise, is held by any director of officer of the Company, or any nominee for election as a director, or any associate of any said persons, with respect to the matters to be acted upon, except as follows: Michael Cummings, the President of Paradigm, and newly appointed to the Board of Directors of the Company will be 71.25 shares of Series A Convertible Preferred Stock in exchange for his prior transfer to the Company shares of the outstanding stock of Paradigm which 40% of Paradigm's outstanding stock.

         (b) No director of the Company is opposed to the proposed amendments to Articles to increase authorized capital.


ITEM 5.  DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If one annual report or information statement is being delivered to two or more security holders who share an address, furnish the following information in accordance with Sec. 240.14a-3(e)(1):

         (a) Only one annual report or information statement, as applicable, is being delivered to multiple security holders sharing an address, unless the Company has received contrary instructions from one or more of the security holders;

         (b) The Company undertakes to deliver promptly upon written or oral request , a separate copy of this Schedule 14C Information Statement, to a security holder at a shared address to which a single copy of the documents was delivered. A security holder may notify the Company that the security holder wishes to receive a separate copy of this Schedule 14C Information Statement by calling telephone (949) 460-7744, or sending a written request to the Company at 20902 Bake Parkway, Suite 112, Lake Forest, California 92630, Attention , Michael Cummings, Chief Executive Officer, Paradigm Cabling Systems.

         (c) The above phone number and mailing address can be used by a security holder to notify the Company that the security holder wishes to receive a separate annual report or proxy statement, as applicable, in the future;

         (d) Security holders sharing an address can request delivery of a single copy of annual reports or information statements if they are receiving multiple copies of annual reports or information statements, by use of the above telephone or address.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: October 15, 2002


                              FLEXXTECH CORPORATION
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
     -----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             000-25499                                     88-0390360
      ------------------------                 ---------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)

                          20902 Bake Parkway, Suite 12
                             Lake Forest, California
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (949) 460-7740
                                ----------------
              (Registrant's telephone number, including area code)


                         Infinite Technology Corporation
                         -------------------------------
                           (Registrant's Former name)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

I        ACQUISITION OF W3M, INC. (dba "Paradigm Cabling Systems")
         ---------------------------------------------------------

         On October 1, 2001, the Company acquired 80% of the outstanding Common Shares of W3M, Inc. (dba "Paradigm Cabling Systems"), a privately held California corporation ("Paradigm"), in a stock for stock exchange. Pursuant to the terms of the acquisition, 80% of the outstanding capital stock of Paradigm was transferred to the Company on said date. In exchange, the Company agreed as soon as practical to issue shares of a new Series A Convertible Preferred Stock of Flexxtech Corporation (hereinafter the "Series A Preferred"), to the exchanging shareholders of Paradigm as follows:

         Name                    No. Of Shares of Series A Convertible Preferred
         -----------------------------------------------------------------------

         Michael Cummings                       71.25 shares
         Ashford Capital                        71.25 shares
                                             ---------------

                                  Total        142.50 shares

         The Series A Preferred is to be convertible, in whole or in part at the option of the holder, into shares of the Common Stock of Flexxtech. Each one share of Series A Preferred is to be convertible into the number of shares of Flexxtech Common Stock obtained by dividing $10,000 by 85% of the average of the lowest three intra day bids for Flexxtech's Common Stock on the primary exchange or public market in what Flexxtech's Common Stock is listed, over the ten trading days immediately preceding the conversion date, and multiplying the result by 120%. Fractional common shares on conversion are rounded to the nearest whole share.

         The Series A Preferred is to have a liquidation preference equal to $15,000 per Series A share, after which each share will share on a pro rata basis with the Common Stock, based upon the number of shares into which the Series A Preferred would have been convertible on the date of liquidation, distribution of assets, dissolution or winding up. The Series A Preferred is to also have various other anti-dilution protections.

         The Company at its sole discretion, has the option to redeem all or part of the Series A Preferred at a redemption price equal to the greater of $12,000 per share, or the market value of the Common Stock into which the Series A Preferred is convertible on the date of redemption.

         Because Flexxtech's Articles of Incorporation do not provide for Preferred Stock, before the Series A Preferred can be authorized and issued, the shareholders of Flexxtech, by majority in capital interest, must adopt amendments to the company's Articles of Incorporation. In the event Flexxtech has not obtained the necessary shareholder approvals amending its Articles to create the class of Series A Preferred Stock, and is unable to issue the required Series A Preferred shares and deliver the certificates evidencing said shares to the Paradigm exchanging shareholders by the close of business at 5 p.m. Pacific Standard Time, on January 31, 2003, then in such event the Paradigm exchanging shareholders' entitlement to Series A Preferred Shares converts automatically and without further action on their part, into a right to immediately receive in lieu of said Series A Preferred Stock, that number of shares of Flexxtech Common Stock to which the Paradigm exchanging shareholders would have been entitled had they been previously issued the Series A Preferred Stock, and then elected on January 31, 2003 to have all of their Series A Preferred Stock converted into Flexxtech's Common Stock in accord with the above described Series A Preferred conversion provisions.

         As part of the transaction, the Company agreed to use its best efforts to arrange in the future for an infusion of $250,000 in additional capital, either as debt or equity or some combination of both, to Paradigm, in order to increase its working capital.

         On September 16, 2002, Michael Cummings, the President and CEO of Paradigm, and one of the two Paradigm shareholders exchanging shares, was elected to fill one of the existing vacancies on the Board of Directors of Flexxtech.

         As a result of this transaction, Flexxtech acquired Paradigm as an 80%-owned subsidiary. The remaining 20% of Paradigm's outstanding stock continues to be held Greg Wilber, Mondo Marshall and Sandra Stewart, the original Paradigm shareholders.

II.      BUSINESS OF PARADIGM
         --------------------

         As a result of its acquisition of 80% of Paradigm, and its previous sale on September 13, 2002 of its former wholly-owned subsidiary, North Texas Circuit Board Corp., the sole business of the Company as of November 1, 2001, became the business carried on by its 80%-owned subsidiary, Paradigm.

         PRIOR HISTORY OF PARADIGM. Paradigm was incorporated in California in May of 1998, under its current corporate name, W3M, Inc., to establish a business of providing equipment, contract installation and technical consulting in connection with the establishment of cable systems for larger industrial and educational complexes.

         CURRENT BUSINESS. Paradigm is a full service computer cabling, networking and telecommunications integrator contractor, providing networks from stem to stern in house, for larger, medium and smaller industrial, educational and residential complexes. During the 9-1/2 months through October 14, 2002, Paradigm booked in excess of $1,000,000 in sales of products and services.

         A. PRODUCTS. The Company designs and installs voice, video/audio, and data networks utilizing copper and fiber optic products for its customers. The Company's services include:

                  Project management
                  Data communications services
                  Structured cabling design
                  Planning
                  Installation and support services
                  Hardware maintenance/installation
                  Equipment installation and relocation services
                  Training
                  Electrical installations
                  Conduit design and installation

         B. SERVICES. Paradigm's engineers design, install and service Communication Infrastructure for Voice and Data; including Copper, Fiber and Wireless Systems. The Company's staff has an aggregate of over 235 years of telecommunications experience, and management prides itself on providing a turn-key solution to meet the customer's technology needs.

         Paradigm Cabling Systems' professional infrastructure services include:

                  Category 3, 5, 5e and 6 twisted pair cable installation Single-mode/Multi-mode fiber optics installation
                  RG6, 8, 58, 59, and 62 coaxial cable, and .500 series
                     broadband coax installation
                  Networking equipment sales, service, and installation
                  Phone switch sales, service, and programming, and installation Wireless LAN/WAN installation
                  Electrical installations
                  OSP trenching/backfill and conduit installations
                  Full service 24-hour Service Department
                  Technicians Certified for work with Asbestos and Lead,
                     Firestop Certified, Fiber Certified, Copper Solution certified.

         C.  ORGANIZATION - PARADIGM'S THREE DIVISIONS

                  Paradigm's services and products have been sub-divided into three divisions:

                  Electrical Division:
                  --------------------

                  In-House Wiring
                  Main & Sub Panel Addition/Replacement
                  Additional Power Circuits (IG & Isolated)
                  Un-interruptable Power Systems (UPS)
                  Re-locatable Building Power Hookup

                  Construction Division:
                  ----------------------

                  Conduit Distribution Systems Design & Installation (EMT, IMC,
                     RIGID, PVC)
                  Concrete Cutting, Coring & Replacement
                  Asphalt Cutting & Replacement
                  Voice Division:
                  ---------------
                  Installation and Maintenance of Telephone Switching Equipment Certified Technicians from Nortel Meridian, Lucent, Telrad,
                     Panasonic, Com-Dial, Mytel
                  Complete design and relocation service
                  Structured Cabling Design, Planning, Installation and
                     Maintenance Services
                  Network Analysis, Design, Troubleshooting, and Support Project Management
                  System Integration & Hardware Maintenance
                  Equipment Installation and Relocation Services
                  Site Surveys and Construction Planning
                  Documentation/Auto CAD
                  Underground & Aerial Cable Installation
                  24 Hour/7Day-A-Week Support

         D. CUSTOMERS. Paradigm's customers range from small organizations to very large corporations, and are in a diversity of industries, from manufacturing, retail and financial to education and government.

         Complexes undertaken by Paradigm over the past four years have included the following projects:

1. WARNER BROTHERS - Installation of 51 Category 6 stationers and (2) 6-strand multimode fiber optic cables to the 3rd and 4th floor IDF's.
         (2002)

2.       VERIZON - Authorized Structured Cabling Partner. (1999)

3. UPS - Installation of OSP fiber and Copper throughout campus. Installation of 150 locations (600 Cables) in a 150,000 square foot student recreation center. Work also includes installation of fiber background to (7) IDF closets. (2001)

4. NEXTEL - Installation of 1,000 voice and data stations (4,000 Cables) in two 40,000 square foot office buildings. Work included high count OSP Fiber and copper cables. (2001)

5. UCLA - Designated Installation Contractor for UCLA Medical Center Voice and Data Communications infrastructure. (2002)

6. UNIVERSITY OF CALIFORNIA, IRVINE - Installation of OSP fiber and Copper throughout campus. Installation of 150 locations (600 Cables) in a 150,000 square foot student recreation center. Work also includes installation of fiber and copper backbone able. (2000)

7. LUCENT TECHNOLOGIES - Installation of 1,000 voice and data stations (4000 Cables) in an 180,000 square foot laser manufacturing facility. Design and install MDF, splicing 1200 pair cable, and conduit horizontal pathways. (2000)

8. PACIFIC SUNWEAR - Installation of (750) duplex category 6 voice and Data Work Area Outlets, Optical Fiber riser and paging system in two buildings totaling 320,000 square feet of clothing distribution and office space. Build-out Pacific Sunwear Corporate Data Center.

         Other customers over the past four years have included the following companies:

            Loma Linda University                       Intel
            K-Love                                      SBC
            Kaiser Permanente                           Union Bank of California
            Veterinary Pet Insurance                    Pacsun.com
            City of Hope                                Wells Fargo Bank

         As a total telecommunications services provider, Paradigm has network systems integration and installation experience with Bay Networks, 3Com, and Cisco Systems.

         E. WARRANTIES. Paradigm typically guarantees its materials and workmanship for 15 years. The Company also registers its installed systems with the manufacturer and will extend the manufacturers' warranty for the customers where applicable.

         Paradigm is an authorized Commscope, Panduit, Leviton, Ortronics, Nordx, General/Brand-Rex BICC Company, Siemon and Tyco/Amp Certified Installations Company. This enables the Company to maintain manufacturers extended performance and product warranties for its registered projects.

         F. VENDORS. Paradigm utilizes a network of manufacturers and suppliers throughout the world. Each supplier is monitored for quality, delivery performance and cost through a well-established certification program. This network has manufacturing and engineering capabilities to customize products for specialized applications. Paradigm believes that the loss of any single source of supply would not adversely affect its business.

         G. COMPETITION. Paradigm competes with other technical service companies, many of whom have more experience and are better capitalized. Management believes it compares favorably to competitors because of Paradigm's broad suite of high quality technical services, product quality and selection, and its superior customer service.

         H. EMPLOYEES. As of November 1, 2002, the Company had 18 full time employees and no part time employees. None of the Company's employees belong to a union.

         I. PATENTS, COPYRIGHTS AND TRADEMARKS. Paradigm holds no copyrights, patents or trademarks.

         J. CAPITAL. Paradigm's capital is currently sufficient to maintain, but not to expand its business. Flexxtech, as part of the transaction whereby it acquired 80% of the outstanding stock of Paradigm, has committed to raise a total of $250,000 in additional capital for Paradigm, through the private sale of debt or equity, or perhaps a combination thereof. Whether Flexxtech will be successful in raising this capital, or over what period and at what cost, is uncertain at this time. As a result, the sources, availability and terms for additional capital to expand Paradigm's business are unknown at this date, and there is no assurance the Company will be able to obtain sufficient capital to expand its business and further implement its business plan.

         K. CAUTION REGARDING FORWARD-LOOKING STATEMENTS. Certain of the statements contained in this Form 8-K Report are not historical facts, but are "forward-looking statements". They can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "should", "intends" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Such forward-looking information involves important risks and uncertainties that could significantly affect otherwise expected results in the future.

         The Company does not promise to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. Persons reading this Form 8-K Report are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, readers should specifically consider all the various factors which could cause actual events or results or differ materially from those anticipated by such forward-looking statements.

ITEM 5.  OTHER EVENTS.

I. ELECTION OF MICHAEL CUMMINGS TO THE BOARD OF DIRECTORS
   ------------------------------------------------------

In connection with the acquisition by Flexxtech of Paradigm, one of the four existing vacancies on the Board of Directors of Flexxtech was filled by the appointment on September 16, 2002, of Michael Cummings to the Board of Directors of Flexxtech to fill one of the existing Board vacancies.

Michael Cummings, age 39, began serving as President of Paradigm in 2002. He has previously served as the President of Network Installation Corp from 1996 to 2001. During his tenure, Network Installation Corp, increased its sales from $400,000 per year to over $7 million per year. Prior to that, he was the Vice President of Sales for LAN-LAB Communications. During his tenure there, LAN-LAB Communications increased sales from $1.0 million to $6.0 million. Mr. Cummings holds the following degrees and licenses: C-7 Low Voltage License

III. CONVERSION OF CERTAIN EXISTING DEBT INTO SERIES A PREFERRED STOCK
     -----------------------------------------------------------------

On October 30, 2002, Western Cottonwood Corporation, the holder of $2,000,000 in Flexxtech long term debt, which with accrued interest, totaled $2,638,275.33 in total debt at October 31, 2002, entered into a binding agreement with the Company, whereby Western Cottonwood Corporation agreed to exchange $2,000,000 in existing debt principal, in exchange for 200 Shares of new Series A Convertible Preferred Stock to be issued by the Company. The terms for the Series A Preferred Stock to be issued are the same as for the Series A Preferred to be issued by Flexxtech to the shareholders of Paradigm in exchange for the acquisition of their Paradigm shares, as set forth in Item 1 herein. The remaining $638,275.33 would remain as a debt of the Company.

Because Flexxtech's Articles of Incorporation do not provide for Preferred Stock, before the Series A Preferred can be authorized and issued, the shareholders of Flexxtech, by majority in capital interest, must adopt amendments to the company's Articles of Incorporation. In the event Flexxtech has not obtained the necessary shareholder approvals amending its Articles to create the class of Series A Preferred Stock, and is unable to issue the required Series A Preferred shares and deliver the certificates evidencing said shares to the exchanging debt holders by the close of business at 5 p.m. Pacific Standard Time, on January 31, 2003, then in such event Western Cottonwood Corporation`s entitlement to Series A Preferred Shares converts automatically and without further action on the debt holder's part, into a right to immediately receive in lieu of said Series A Preferred Stock, that number of shares of Flexxtech Common Stock to which Western Cottonwood Corporation would have been entitled had it been previously issued the Series A Preferred Stock, and then elected on January 31, 2003 to have all of its Series A Preferred Stock converted into Flexxtech's Common Stock in accord with the Series A Preferred conversion provisions.

Western Cottonwood Corporation may be deemed to be an affiliate of the Company, since its principal shareholders in the aggregate currently own in excess of 7.3% of Flexxtech's outstanding Common Stock.

ITEM 7.  EXHIBITS

                                    EXHIBITS

10.1. Stock Purchase Agreement between the Buyer Flexxtech Corporation and the Sellers W3M, Inc., dba Paradigm Cabling Systems, Michael Cummings and Ashford Capital dated August 20, 2002. *

10.2. Flexxtech Corporation Series A Convertible Preferred Stock Purchase Agreement, dated August 20, 2002.

10.3. Amendment to Closing Certificate for Flexxtech Corporation and W3M, Inc. dated September 13, 2002.

10.4. 2nd Amendment to Stock Purchase Agreement Between Flexxtech Corporation (Buyer") and W3M, Inc., dba Paradigm Cabling Systems, Michael Cummings and Ashford Capital, dated August 27, 2002.

10.5. Agreement with Western Cottonwood Corporation Re Conversion of Debt into Equity.



* Supplied as an Exhibit to original filing of Form 8-K on August 20, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.




                                             By /s/ Greg Mardocks
                                                -----------------------------
                                                 Greg Mardock,
                                                 President

     Date: October 31, 2002

EXHIBIT 10.2

                              FLEXXTECH CORPORATION
                      SERIES A CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT

         This Agreement is made as of October 9, 2002, by and between Flexxtech Corporation, a Nevada corporation (the "Company"), and W3M, Inc. (dba Paradigm Cabling Systems), Michael Cummings, an indvidual, and Ashford Capital, LLC. (the "Purchasers"), pursuant to the Stock Purchase Agreement between the Buyer Flexxtech Corporation and the Sellers W3M, Inc., Michael Cummings and Ashford Capital, LLC, dated August 20, 2002.

                                    RECITALS

         On the terms and conditions set forth herein, the Company desires to sell to the Purchasers, and the Purchasers desires to purchase from the Company, shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock") which are convertible into shares of the Company's common stock (the "Common Stock"), on the terms and conditions set forth in the Certificate of Designation of Series A Convertible Preferred Stock in the form attached hereto as Exhibit A (the "Designation");

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS

                                    SECTION 1
                      AUTHORIZATION AND SALE OF THE SHARES

         1.1 Authorization of the Shares.

                  (a) The Company has authorized, or before the Closing (as defined in Section 2.1 below) will have authorized, a new series of preferred stock, designated as "Series A Convertible Preferred Stock", which shall have the rights, preferences and privileges provided for in the Designation.

                  (b) In addition, prior to the Closing, the Company shall have authorized the issuance and sale to the Purchasers of a total of (142.5) shares (the "Shares"), of which (71.25) shall be issued to Michael Cummings and (71.25) shall be issued to Ashford Capital, of the Series A Preferred Stock, which shall have the rights, preferences and privileges provided for in the Designation.

         1.2 Sale of the Shares. Subject to the terms and conditions hereof, at the Closing, the Company will issue and sell the Shares to the Purchasers and the Purchaser will purchase such Shares from the Company for an aggregate purchase price of, pursuant to the Stock Purchase Agreement dated August 20, 2002, One million four hundred twenty five Thousand Dollars ($1,425,000)(the "Purchase Price"). The Common Stock issued or issuable upon conversion of the Shares is referred to as the "Conversion Stock." The Shares, the Conversion Stock and any other securities issued or issuable in respect of the Shares are sometimes collectively referred to herein as the "Securities."



                                    SECTION 2
                             CLOSING DATE; DELIVERY

         2.1 Closing Date. The closing date shall be the date upon which this Agreement is executed by the parties to this Agreement (the "Closing Date"), subject to the approval of this Agreement and the Designation, by the Company's board of directors and shareholders which the Company shall use its best efforts to obtain by October 25, 2002.

         2.2 Delivery. On the Closing Date, the Company shall deliver to the Purchaser a certificate registered in the Purchaser's name and representing the Shares, against delivery to the Company of eighty percent (80%) of the shares of W3M, Inc. to the Company. The Shares from both parties shall be delivered free of any claims, liens or encumbrances.


                                    SECTION 3
                     COMPANY REPRESENTATIONS AND WARRANTIES

         Except as disclosed in the Schedules attached hereto, the Company makes the following representations and warranties to the Purchaser:

         3.1 Organization and Standing. Each of the Company and its subsidiaries
(i) is a corporation duly organized and validly existing under the laws of its respective jurisdiction of incorporation and is in good standing as a domestic corporation under the laws of said state or country, (ii) has all requisite corporate power and authority to own and lease its properties and to conduct its business as presently conducted, and (iii) is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified does not and is not reasonably expected to (x) individually or in the aggregate, have a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and its subsidiaries, taken as a whole, (y) interfere with or impair the Company's ability to perform its obligations under this Agreement, or (z) interfere with or prevent the consummation of any of the transactions contemplated by said instruments (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect").

         3.2 Corporate Power. The Company has all requisite legal and corporate power to execute and deliver this Agreement, to sell and issue the Shares, to issue the Conversion Stock issuable upon conversion of the Shares, and to carry out and perform its obligations under the terms of this Agreement and under the terms of all other agreements and other documents executed in connection herewith.

         3.3 Capitalization. The authorized capital stock of the Company upon the filing of the Designation with the Secretary of State of the State of Nevada will consist of (a) 100,000,000 shares of Common Stock of which shares are issued and outstanding, and (i) 1,000 shares which shall be designated as "Series A Convertible Preferred Stock", One hundred forty two and one half (142.5) of which shall be issued and sold to the Purchaser at the Closing. All of the outstanding shares of Common Stock have been, and all of the shares of Series A Preferred Stock when issued and sold, will be, validly issued, fully paid and non-assessable, and free of any liens or encumbrances. The Series A Preferred Stock shall have the rights, preferences, privileges and restrictions set forth in the Designation. Except as set forth in Schedule 3.3, no subscription, warrant, option or other right to purchase or acquire any shares of any class of capital stock of the Company or securities convertible into or exchangeable for such capital stock are outstanding. Except as set forth in
Schedule 3.3, no securities of the Company have any anti-dilution rights, preemptive rights or rights of first refusal.

         3.4 Authorization. The execution, delivery and performance of this Agreement, and any other agreements related to this Agreement, by the Company have been properly and duly authorized by all requisite corporate action. In addition, all other actions taken by the Company in connection with the transactions contemplated by this Agreement were properly and duly authorized by all requisite corporate action. This Agreement and all documents and agreements executed in connection herewith, constitute valid and binding obligations of the Company. The issuance and sale of the Shares will not give rise to any preemptive rights or rights of first refusal on behalf of any person in existence on the date hereof.

         3.5 Conversion Stock. The Conversion Stock has been duly and validly reserved for issuance.

         3.6 Accuracy of Reports. All reports (the "SEC Reports") required to be filed by the Company during the period from January 1, 1999 to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been duly filed, complied in all material respects with the Exchange Act and the requirements of their respective forms (as of their respective filing dates), were complete and correct in all material respects as of the dates at which the information was furnished, and none contains (as of their respective dates of filing) any untrue statement of a material fact nor omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances in which made, not misleading.

         3.7 Financial Statements and Changes. Since January 1, 1999, the financial statements of the Company included in the SEC Reports (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows (or changes in financial position prior to the approval of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 95) for the periods then ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year end audit adjustments). Except as set forth in the filed SEC Reports, neither the Company nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto and which could reasonably be expected to have a Material Adverse Effect.

         3.8 No Conflict. The provisions of each of this Agreement and the Designation do not constitute any violation, or conflict with or constitute a default under, any indenture, mortgage, deed of trust or other agreement, instrument, court order, judgment, decree, statute, rule or regulation (each a"Term" and collectively the "Terms") to which the Company or any of its subsidiaries is a party or by which it is bound. The execution, delivery and performance of and compliance with this Agreement, the issuance of the Securities pursuant to the terms hereof and the performance of the Company's obligations hereunder and thereunder (i) will not result in any violation or be in conflict with or constitute a default under any Term, (ii) will not result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or its subsidiaries pursuant to any such Term, and (iii) will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company, any of its subsidiaries, or any of the Company's or subsidiaries' assets or properties, subject to such exceptions as would not have a Material Adverse Effect.

         3.9 Governmental Consents. No consent, approval or authorization of, or designation, declaration or filing with, any federal, state or foreign governmental authority is required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or the issuance of the Securities or the consummation of any other transaction contemplated hereby, except (i) the filing of the Designation in the office of the State of Nevada, and (ii) if required, qualifications or filings in connection with exemptions under any applicable state "blue sky" laws and Federal securities laws, which qualifications or exemptions, if required, will have been obtained and will be effective on the Closing Date, or will be obtained or filed after the Closing Date within the prescribed time in order to secure such exemptions or qualifications.

         3.10 Patents, Trademarks, Etc. The Company and its subsidiaries own or have the right, or prior to the Closing will own or have the right, to use all patents, trademarks, service marks, trade names, copyrights, licenses and rights necessary to their business as now conducted, as conducted at the time of the Closing and as contemplated being conducted thereafter, and, are not infringing upon any person's or company's rights under or with respect to any of the foregoing. Neither the Company nor any of its subsidiaries has received any written communications alleging that the Company or a subsidiary has violated any patent, trademark, service mark, trade name, copyright or trade secret or other proprietary right of any other person or entity.

         3.11 Litigation. Except as set forth in the Company's public filings, there is no suit, action or proceeding pending or affecting the Company or any of its subsidiaries, nor is there any judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against the Company or any of its subsidiaries, to the best knowledge of the company.

         3.12 Compliance with Laws. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which could reasonably be expected to have a Material Adverse Effect.

         3.13 Offering of the Shares. Neither the Company nor any person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require, under the Securities Act of 1933, as amended (the "Securities Act"), the integration of such offering with the offering and sale of the Securities) which might subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act.

         3.14 Finder's Fee. The Company represents and warrants that no finders or brokers have been retained or used in connection with the transactions contemplated by this Agreement.

        3.15 Tax Matters. Except as set forth on Schedule 3.15, the Company and each of its subsidiaries has timely filed with the appropriate taxing authority all tax returns required to be filed by it or has timely requested extensions and any such request has been granted and has not expired. Each such tax return is complete and accurate in all respects. All taxes shown as owed by the Company or any of its subsidiaries on any tax return or claimed or asserted to be due, from or with respect to any of them, have been paid, except for taxes being contested in good faith and for which adequate reserves have been taken. The Company and each of its subsidiaries have properly made due and sufficient accruals for all taxes for such periods subsequent to the periods covered by such tax returns as required by GAAP. None of the Company or any of its subsidiaries are being audited or examined by any taxing authority with respect to any tax or is a party to any pending action or proceedings by any taxing authority for assessment or collection of any tax, and no claim for assessment or collection of any tax has been asserted against it or any of its subsidiaries. No claim has been made by any authority in a jurisdiction where the Company or any of its subsidiaries does not file tax returns that it is or may be subject to taxation by that jurisdiction. There is no dispute or claim concerning any tax liability.

         3.16 Environmental Matters. Each of the Company and its subsidiaries has obtained, and now maintains as currently valid and effective, all permits, certificates of financial responsibility, and other governmental authorizations (collectively, "Environmental Permits") that are required to be obtained by the Company or any of its subsidiaries under any state, federal, municipal, foreign or other environmental laws, rules or regulations applicable to any aspect of the Company or such subsidiary, including, but not limited to, in connection with the operation of its businesses and properties ("Environmental Laws"). Each of the Company and its subsidiaries has been in compliance with all terms and conditions of the Environmental Permits and all Environmental Laws and no liability exists under any Environmental Laws or otherwise with respect to prior operations or activities.


                                    SECTION 4
                    PURCHASER REPRESENTATIONS AND WARRANTIES

         The Purchaser represents and warrants to the Company, as follows:

         4.1 Investment Intent.

                  (a) Purchaser has substantial experience in business and financial matters and is capable of evaluating the merits and risks of its investment in the Company and is able to bear the economic risks of its investment.

                  (b) Purchaser is an "accredited investor" as defined in Rule 501(a)(3) of Regulation D of the Securities Act.

                  (c) Purchaser is acquiring the Securities for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. Purchaser understands that the Securities have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                  (d) Purchaser acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act ("Rule 144") which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in a transaction directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

         4.2 Corporate Power. Purchaser has all requisite legal and corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

         4.3 Authorization. The execution, delivery and performance of this Agreement by the Purchaser has been duly authorized by all requisite corporate action, and this Agreement constitutes a valid and binding obligation of Purchaser enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and rules of law governing specific performance, injunctive relief or other equitable remedies.

         4.4 Finder's Fee. Purchaser represents and warrants that no finders or brokers have been retained or used in connection with the transactions contemplated by this Agreement.


                                    SECTION 5
                              CONDITIONS TO CLOSING

         5.1 Conditions to Purchaser's Obligations. The obligation of the Purchaser to purchase the Shares at the Closing is subject to the fulfillment to the reasonable satisfaction of the Purchaser, on or prior to the Closing Date, of the following conditions any of which may be waived in writing, in whole or in part, by the Purchaser:

                  (a) The representations and warranties made by the Company in
Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date;

                  (b) All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects; and

                  (c) The Designation shall have been filed with and accepted by the Nevada Secretary of State.

         5.2 Conditions to Company's Obligations. The Company's obligation to sell and issue the Shares to the Purchaser at the Closing is subject to the fulfillment to the Company's reasonable satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived in writing, in whole or in part, by the Company:

                  (a) The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date;

                  (b) All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects; and

                  (c) The Purchaser shall have delivered the Purchase Price to the Company.


                                    SECTION 6
                                    COVENANTS

         6.1 Registration Rights. The Company shall prepare and file with the SEC, as soon as practical after the Closing Date a Registration Statement on such form as Company deems appropriate, registering for resale by the Purchaser all of the shares of common stock designated as Base Conversion Shares under the Designation, held by the Purchaser upon conversion of Series A Preferred Stock (the "Registration Statement"). The Company will use its best efforts to cause the Registration Statement to be declared effective no later than One hundred eighty days (180) days after the Closing Date.

         6.2 Reasonable Best Efforts. Subject to the terms and conditions provided in this Agreement, each of the parties hereto shall use commercially reasonable best efforts to promptly take, or cause to be taken, all actions, and to promptly do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

         6.3 Additional Documents and Further Assurances. Each party hereto, at the request of the other party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.


                                    SECTION 7
                                 INDEMNIFICATION

         7.1 Indemnification. The parties hereby agree to indemnify, defend and hold each other and their affiliates harmless from and against any and all costs, losses, liabilities, damages, lawsuits, deficiencies, claims and expenses, including without limitation, interest, penalties, reasonable attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing (incurred in connection with, arising out of, resulting from, or incident to, any breach of any representation or warranty made by such party in this Agreement.

                                    SECTION 8
                                  MISCELLANEOUS

         8.1 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or the Purchaser, upon any breach or default under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character by the Company or the Purchaser of any breach or default under this Agreement, or any waiver by the Company or the Purchaser of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in writing, and all remedies, either under this Agreement, or by law or otherwise afforded to the Company or the Purchaser, shall be cumulative.

         8.2 Waivers and Amendments. This Agreement and the provisions hereof may not be waived or amended except pursuant to a written instrument signed by the required party or parties as aforesaid.

         8.3 Severability. In the event that any provision of this Agreement shall be deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         8.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         8.5 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered either (i) personally, (ii) by facsimile transmission, or (iii) by a nationally recognized overnight courier, in each case with all delivery or postal charges pre-paid, and in each case, addressed attention: President. All notices and communications shall be sent or delivered to the address or fax number, as applicable, for the applicable party as set forth on the signature page of this Agreement, or at such other address or fax number as the applicable party shall have furnished in writing to the other party (or its transferees). Each such notice or communication, addressed and posted as aforesaid, shall for all purposes of this Agreement be treated as effective or having been given (i) when delivered, if delivered personally, (ii) the business day on which the notice or communication is sent, if delivered by facsimile transmission, or (iii) upon the earlier of its receipt or two (2) business days after the business day of deposit with a nationally recognized overnight courier, if delivered by such means.

         8.6 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subject matters hereof and thereof, and supersede any and all prior agreements and understandings among the parties.

         8.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state, and without reference to its principles of conflicts of law or choice of law.

         8.8 Attorneys' Fees. In the event of any litigation in a court of competent jurisdiction arising in connection with this Agreement and the transactions contemplated hereby, the prevailing party in judgment shall be entitled to recover reasonable legal fees and costs in connection with such action including any appeals.

         8.9 Independent Advice of Counsel. THE PARTIES REPRESENT AND DECLARE THAT, IN EXECUTING THIS AGREEMENT, THEY RELIED SOLELY UPON THEIR OWN JUDGMENT, BELIEF AND KNOWLEDGE, AND HAD THE ABILITY TO SEEK THE ADVICE OF THEIR OWN INDEPENDENTLY SELECTED COUNSEL CONCERNING THE NATURE, EXTENT AND DURATION OF THEIR DUTIES AND RIGHTS CONTAINED IN THIS AGREEMENT. THE PARTIES FURTHER REPRESENT AND AGREE THAT THEY HAVE NOT BEEN INFLUENCED BY ANY REPRESENTATIONS OR STATEMENTS CONCERNING ANY MATTERS MADE BY ANY OTHER PARTY OR BY ANY PERSON OR ATTORNEY REPRESENTING ANY OTHER PARTY.

         8.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

                                 COMPANY

                                     FLEXXTECH CORPORATION,
                                     a Nevada corporation

                                         /s/ Greg Mardock
                                     By: ------------------------------
                                         Greg Mardock, Director
                                         Chief Executive Officer


                                 PURCHASERS

                                     MICHAEL CUMMINGS, AN INDIVIDUAL

                                         /s/ Michael Cummings
                                     By: -----------------------------
                                         Michael Cummings (Purchaser of
                                         71.25 shares of Series A)

                                     ASHFORD CAPITAL, LLC

                                         /s/ Walter Wright
                                     By: -----------------------------
                                         Walter Wright, Manager (Purchaser
                                         of 71.25 shares of Series A)


                                     W3M, Inc. (dba Paradigm Cabling Systems)

                                             /s/ Michael Cummings
                                         By: -------------------------
                                             Michael Cummings, President

EXHIBIT 10.3

                                  AMENDMENT TO
                               CLOSING CERTIFICATE
                                       FOR
                            FLEXXTECH CORPORATION AND
                    W3M, INC. (DBA PARADIGM CABLING SYSTEMS)

Pursuant to the Stock Purchase Agreement between Flexxtech Corporation, the Buyer, and the Sellers, W3M, Inc. (dba Paradigm Cabling Systems), Michael Cummings and Ashford Capital, dated August 20, 2002, and the Closing Certificate dated September 13, 2002, this Amendment changes the closing date of the Transaction to October 1, 2002 instead of the closing of the transaction upon the completion of audited financial statements. The Company will continue to prepare audited statements for the last two years.

The Seller shall deliver all necessary documents, including stock certificates to the buyer. The Buyer shall deliver all necessary documents including an agreement to deliver upon shareholder approval the Class A Preferred shares no later than November 1, 2002. Should the shareholders not approve the Preferred shares, the Buyer shall deliver common shares of the Buyer.

This Amended Closing Certificate is accepted and agreed to as of today, 1st day of October 2002, by the parties signing below.

SELLING SHAREHOLDERS

MICHAEL CUMMINGS, AN INDIVIDUAL

/S/ MICHAEL CUMMINGS
- ------------------------------
By: Michael Cummings
Shareholder, an individual


ASHFORD CAPITAL, LLC

/S/ WALTER WRIGHT
- ------------------------------
By:  Walter Wright, Manager
Shareholder and Manager


W3M,INC. (DBA PARADIGM CABLING SYSTEMS)

/S/ MICHAEL CUMMINGS
- ------------------------------
By:  Michael Cummings
President, Director and Shareholder


PURCHASER

FLEXXTECH CORPORATION


/S/ GREG MARDOCK
- ------------------------------
By:  Greg Mardock
Its President

EXHIBIT 10.4

                               SECOND AMENDMENT TO
                            STOCK PURCHASE AGREEMENT
                      BETWEEN FLEXXTECH CORPORATION (BUYER)
                                       AND
               W3M, INC. DBA PARADIGM CABLING SYSTEMS (PARADIGM),
                      MICHAEL CUMMINGS AND ASHFORD CAPITAL


THAT CERTAIN Stock Purchase Agreement between Flexxtech Corporation, the buyer, and the Sellers, W3M, Inc. (dba Paradigm Cabling Systems), Michael Cummings and Ashford Capital, dated August 20, 2002, as amended by the Closing Certificate dated September 13, 2002, as further delineated in that certain Flexxtech Corporation Series A Convertible Preferred Stock Purchase Agreement dated August 20, 2002, and the Amendment to Closing Certificate dated October 1, 2002, is hereby amended as follows:

         1.       The Closing Date shall be October 29, 2002.

         2. On the Closing Date, Sellers will transfer shares of Paradigm, free and clear of all liens, claims and encumbrances to Buyer, and Seller will deliver into Buyer's hands, share certificates for 160,000 Shares of the Common Stock of Paradigm, (hereinafter the "Paradigm Shares) which shares will represent 80% of the outstanding capital stock of Paradigm.

         3. Paradigm will continue to prepare audited statements for the last two years.

         4. On the Closing Date, or as soon thereafter as practical, the following shares of new Series A Convertible Preferred Stock of Flexxtech Corporation (hereinafter the "Series A Preferred") shall be issued to the following persons, who shall be deemed to have paid in full for said shares by their transfer of the Paradigm Shares to Flexxtech at the Closing:

         Name                    No. Of Shares of Series A Convertible Preferred
         -----------------------------------------------------------------------

                                 Michael Cummings           71.25 shares
                                 Ashford Capital            71.25 shares
                                                           ------
                                     Total shares          142.50

                  The parties understand that Flexxtech does not currently have authorization in its Articles of Incorporation to issue said Series A Preferred Shares. Flexxtech has agreed to use its best efforts to obtain necessary approvals and expedite the amendment of its Articles of Incorporation to provide for said class of Series A Preferred Stock.

                  In the event Flexxtech has not created said class of Series A Preferred Stock and issued the required Series A Preferred shares and delivered the certificates evidencing said shares to Seller by the close of business at 5 p.m. Pacific Standard Time, on January 31, 2003, then in such event Seller's entitlement to shares shall convert automatically and without further action on their part, into a right to immediately receive in lieu of said Series A Preferred Stock, that number of shares of Flexxtech Common Stock to which such Sellers would have been entitled had they been previously issued the Series A Preferred Stock, and then elected on January 31, 2003 to have all of said Series A Preferred Stock converted into Flexxtech's Common Stock, said common shares being deemed paid for in full.

         5. The parties agree that the shares of Paradigm so acquired by this Agreement shall have an aggregate "Agreed" value between them of $1,425,000, and that the shares of Paradigm stock in the aggregate have a like "Agreed" value between them of $1,425,000. The parties acknowledge that this is not necessarily the book value for the Paradigm shares acquired, which will appear on Flexxtech's books.

         6.       To the extent certain conditions to "Closing" set out in
                  Section 5 of the Series A Purchase Agreement have not been satisfied by the Closing Date, the parties hereto hereby waive said conditions to closing.

         7. All other provisions to the Agreement, to the extent not modified by this Amendment No. 2 shall remain in full force and effect.

This Amendment No. 2 is accepted and agreed to as of the 25th day of October, 2002, by the parties signing below:

SELLING SHAREHOLDERS:

MICHAEL CUMMINGS, AN INDIVIDUAL                W3M, INC. (DBA PARADIGM CABLING
                                               SYSTEMS)
    /S/ MICHAEL CUMMINGS                          /S/ MICHAEL CUMMINGS
By  -------------------------------            By ------------------------------
    Michael Cummings, Shareholder,                Michael Cummings, President,
     an Individual                                Director and Shareholder

ASHFORD CAPITAL, LLC

    /S/ WALTER WRIGHT
By -------------------------------
     Walter Wright, Manager
     Shareholder and Manager


PURCHASER:

FLEXXTECH CORPORATION

    /s/ Greg Mardock
By -------------------------------
    Greg Mardock, its President

EXHIBIT 10.5

                              EXCHANGE OF DEBT FOR
                            AGREEMENT TO ISSUE STOCK


WHEREAS, FLEXXTECH CORPORATION owes $2,000,000 in principal debt to (the debt), plus accrued interest thereon; and

WHEREAS, WESTERN COTTONWOOD CORPORATION (Creditor) has agreed to transfer such $2,000,000 in principal debt back to Flexxtech so that it may be canceled, in consideration for the issuance to Creditor of certain shares of Flexxtech's capital stock, in accord with the terms of this Agreement; and

WHEREAS, there is also $638,275.33 in accrued interest owed by Flexxtech to Creditor as of this date, and the parties have agreed that said sum shall remain outstanding as a debt of Flexxtech and shall commence to bear interest;

NOW, THEREFORE, the parties agree as follows, effective as of 31st day of October, 2002:

         1.       The Closing Date shall be on October 31, 2002.

         2. On the Closing Date, Creditor will transfer $2,000,000 in principal amount of debt owed by Flexxtech back to Flexxtech, and Flexxtech will extinguish said $2,000,000 in debt, as consideration for the issuance to Creditor by Flexxtech of shares of Flexxtech capital stock.

         3. On the Closing Date, or as soon thereafter as practical, the following shares of new Series A Convertible Preferred Stock of Flexxtech Corporation (hereinafter the "Series A Preferred") shall be issued to Creditor, who shall be deemed to have paid in full for said shares by its transfer of the Debt to Flexxtech at the Closing:

                  NUMBER OF SHARES OF SERIES A PREFERRED STOCK: 200 SHARES

         4. The Series A Preferred shall have the rights, terms and preferences set out in the Certificate of Designation of Series A Convertible Preferred Stock for Flexxtech Corporation, a true copy of which is attached hereto and by this reference incorporated herein.

         5. The parties understand that Flexxtech does not currently have authorization in its Articles of Incorporation to issue said Series A Preferred Shares. Flexxtech has agreed to use its best efforts to obtain necessary approvals and expedite the amendment of its Articles of Incorporation to provide for said class of Series A Preferred Stock.

                  In the event Flexxtech has not created said class of Series A Preferred Stock and issued the required Series A Preferred shares and delivered the certificates evidencing said shares to Creditor by the close of business at 5 p.m. Pacific Standard Time, on January 31, 2003, then in such event Creditor's entitlement to shares shall convert automatically and without further action on their part, into a right to immediately receive in lieu of said Series A Preferred Stock, that number of shares of Flexxtech Common Stock to which such Creditor would have been entitled had it been previously issued the Series A Preferred Stock, and then elected on January 31, 2003 to have all of said Series A Preferred Stock converted into Flexxtech's Common Stock, said common shares being deemed paid for in full.

         6. The remaining sum of $638,275.33, representing accrued interest on the Debt through this date, shall from the Closing Date forward, bear interest at 10% per annum, and all of said obligation and all accrued interest thereon, shall be all due and payable on demand. The security arrangements which secure repayment of said obligation on this date shall remain in full force an effect as to said obligation, and all future interest thereon, until it is paid in full.


CREDITOR

WESTERN COTTONWOOD CORPORATION

/s/ John Freeland

By
   ------------------------------
      John Freeland

FLEXXTECH CORPORATION

/S/  GREG MARDOCK

By
    -----------------------------
     Greg Mardock, its President